Exhibit 10.16

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

SERVICES AGREEMENT

This Services Agreement (“Agreement”) is effective as of June 24, 2005 (“Effective Date”), and made by and between CardioDx, Inc., a Delaware corporation with its principal place of business at 3183 Porter Drive, Palo Alto, CA, 94304 (“CardioDx”), and XDx, Inc., a Delaware corporation having its principal place of business at 750 Gateway Boulevard, South San Francisco, CA 94080 (“XDx”), shall govern the terms and conditions of the transfer of tangible samples and/or chemical or biological materials by XDx to CardioDx.

WHEREAS XDx has expertise in biological studies and genetic analysis, and has collected certain biological samples and data related thereto;

WHEREAS CardioDx desires to obtain those samples and related data, and have XDx perform certain services related thereto;

NOW THEREFORE, for good and valuable consideration, the sufficiency of which is acknowledged, and in consideration of the promises and mutual covenants contained in this Agreement, the parties agree as follows:

1)                                     Definitions.

(a)                                 “Data” means the patient data, information, clinical data and other records or results in XDx’s possession or control relating to each sample of Material.

(b)                                 “Field of Use” means the diagnosis of coronary artery disease (CAD); excluding the diagnosis of patients who have undergone transplants of any type and/or the diagnosis of patients with previously diagnosed co-morbidities of lupus and/or rheumatoid arthritis.  For purposes of clarification, CardioDx may not market, make claims, promote, or label Licensed Products outside the Field of Use.

(c)                                  “CardioDx Intellectual Property Rights” means patent rights, copyright rights, utility models rights, trade secret rights, trademark rights, rights of publicity, authors’ rights, contract and licensing rights, goodwill and all other intellectual property rights owned or controlled by CardioDx, as may exist now and/or hereafter come into existence during the term of this Agreement and for a three year period thereafter, and all applications therefor and registrations, continuations, continuations-in-part, divisions, reissues, reexaminations, renewals and extensions thereof, regardless of whether such rights arise under the laws of the United States or any other state, country or jurisdiction, to the extent made by CardioDx or its affiliates, consultants, employees, or collaborators with the use of the Material or Data.

(d)                                 “XDx Intellectual Property Rights” means patent rights, copyright rights, utility models rights, trade secret rights, trademark rights, rights of publicity, authors’ rights, contract and licensing rights, goodwill and all other intellectual property rights owned or controlled by XDx, as may exist now and/or hereafter come into existence during the term of this Agreement and for a three year period thereafter, and all applications therefor and registrations, continuations, continuations-in-part, divisions, reissues, reexaminations, renewals and extensions thereof, regardless of whether such rights arise under the laws of the United States or any other state, country or jurisdiction, to the extent made by XDx or its affiliates, consultants, employees, or collaborators with the use of the Material or Data.  For purposes of clarification, as of the Effective Date of this Agreement, XDx does not own or control any patents or patent applications made with the use of the Material or Data.

(e)                                  “Licensed Product” means any product or service, in the Field of Use, covered by CardioDx Intellectual Property Rights.

(f)                                   “Material” means those tangible biological materials in XDx’s possession or control retained in connection with the study, as further described on Exhibit A.

(g)                                  “Net Sales” means the gross amount received by CardioDx or its affiliates or sublicensees from the sale of Licensed Products to an unaffiliated third party, less the following:

i)                                         customary trade, quantity or cash discounts to the extent actually allowed and taken;

ii)                                      amounts repaid or credited by reason of rejection or return;

iii)                                   to the extent separately stated on purchase orders, invoices or other documents of sale, any taxes or other governmental charges levied on the sale, transportation, delivery or use of a Licensed Product which is paid by or on behalf of CardioDx; and

iv)                                  outbound transportation costs prepaid or allowed and costs of insurance in transit.

(h)                                 “Sample” means one (1) CPT tube of the Material collected from a particular study subject.

(i)                                     “Territory” means worldwide.

2)                                     License Grant.  XDx hereby grants to CardioDx a perpetual, worldwide license, under the XDx Intellectual Property Rights, to (i) use and modify the Data and Materials, and (ii) make, have made, modify, use, offer for sale, sell, distribute and import Licensed Product(s), all solely in the Field of Use and in the Territory.  The foregoing license shall be exclusive for a period of two (2) years from the Effective Date (“Exclusive Period”) and nonexclusive thereafter (“Nonexclusive Period”).  XDx shall at all times retain the rights to the Data and Materials to make, have made, use, and sell products and services covered by XDx Intellectual Property Rights (“XDx Products”) in all fields (including the Field of Use).  CardioDx grants to XDx a perpetual, worldwide, non-exclusive, royalty free license to make, have made, modify, use, offer for sale, sell, distribute and

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

import XDx Products covered by CardioDx Intellectual Property Rights.

3)                                     Delivery Of Material And Data.

(a)                                 XDx shall deliver or cause to be delivered to CardioDx, within thirty (30) days after the Effective Date, all of the Data.

(b)                                 XDx shall perform the services described in Section 4 below on the Samples identified by CardioDx (with XDx’s assistance) as described in Exhibit A.

(c)                                  CardioDx shall reimburse XDx for the reasonable expenses it incurs to properly package and deliver the Material and Data requested by CardioDx.

4)                                     Services.

(a)                                 Within 30 days of receipt of a written request from CardioDx, XDx shall extract RNA from the tube of Material from those Samples specified by CardioDx (each, an “RNA Extraction”) and deliver the same to CardioDx.  In addition, XDx shall perform capillary electrophoresis on the extracted RNA if specified in the written request from CardioDx.  The results of the electrophoresis will be delivered to CardioDx along with the RNA Extraction.

(b)                                 CardioDx and XDx shall work together to define the Samples of interest to be listed in Exhibit A.  XDx shall provide to CardioDx extracted RNA from one (1) CPT tube per Sample and all relevant data.

(c)                                  For RNA Extraction, CardioDx shall stipulate the amount of RNA to be delivered per Sample as defined in Exhibit B.  XDx will provide to CardioDx this stipulated amount of RNA or the entire amount of RNA extracted if the amount of RNA extracted from a Sample is below the stipulated amount.

5)                                     Consideration.

(a)                                 License Fee.  In consideration for the provision of the Data and Material, and the licenses set forth herein, CardioDx shall pay XDx a one-time, non-refundable license fee of [… * …] within thirty (30) days of the Effective Date.

(b)                                 Royalties.  In consideration for the provision of the Data and Material, and the licenses set forth herein, CardioDx shall pay to XDx a running royalty of [… * …] of Net Sales of Licensed Products.  In the event that CardioDx is required to pay royalties to any third party in connection with the manufacture, use, sale or commercialization of Licensed Products, then CardioDx may set off [… * …] of the amount of such royalties against royalties payable to XDx; provided, however, that in no event will the royalty owing to XDx be reduced below [… * …] of Net Sales.  CardioDx’s payment obligations under this Section 5 shall terminate on the tenth (10th) anniversary of the first commercial sale of a Licensed Product by CardioDx.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

6)                                     Payment for Services. CardioDx shall pay XDx the following services fees: (a) [… * …] per Sample chosen by CardioDx from which XDx performs an RNA Extraction for CardioDx, as defined in Exhibit A; or (b) [… * …] per Sample chosen by CardioDx from which XDx performs both an RNA Extraction and capillary electrophoresis for CardioDx, as defined in Exhibit A. These services payments shall be paid within thirty (30) days of the end of each calendar month in which samples are chosen.

7)                                     Ownership.  CardioDx shall exclusively own the CardioDx Intellectual Property Rights. XDx shall exclusively own the XDx Intellectual Property Rights.  Within three (3) months of CardioDx’s acquiring any data analysis of the Samples, CardioDx shall provide XDx with any raw array data from that analysis (“Array Data”).  Six (6) months from the Effective Date of this Agreement and on each three (3) month anniversary thereafter, CardioDx shall provide XDx all additional patient data, information, clinical data and other records or results in CardioDx’s possession or control relating to each sample of Material (“Additional Data”).  The Array Data and the Additional Data may be used by XDx to develop XDx Products during the Exclusive Period, subject to the terms and conditions of Section 8 and any other applicable provision in this Agreement.  During the Nonexclusive Period, XDx may use the Array Data and the Additional Data without limitation, subject to terms and conditions of Section 8.

8)                                     Confidentiality.

(a)                                 “Confidential Information” of a party means any information disclosed by such party to the other party pursuant to this Agreement, which is in written, graphic, machine readable or other tangible form and is marked “Confidential,” “Proprietary” or in some other manner to indicate its confidential nature, or which, if disclosed orally or by demonstration, is identified at the time of initial disclosure as confidential and reduced to writing within thirty (30) days of such disclosure, and such writing is marked in a manner to indicate its confidential nature and delivered to the receiving party.  Notwithstanding any failure to so mark it, the Material and Data shall be deemed Confidential Information of XDx, and the Array Data and Additional Data shall be deemed Confidential Information of CardioDx.

(b)                                 For a period of five (5) years after disclosure of any portion of Confidential Information the receiving party shall (i) maintain such Confidential Information in strict confidence, except that the receiving party may disclose or permit disclosure of any Confidential Information to its directors, officers, employees, consultants, auditors, and advisors who are obligated to maintain the confidential nature of such Confidential Information and who need to know such Confidential Information for the purposes of this Agreement; (ii) use such Confidential Information solely for the purposes of this Agreement; and (iii) allow its directors, officers, employees, consultants, auditors, and advisors to reproduce the Confidential Information only to the extent necessary for the purposes of this Agreement with all such reproductions being considered Confidential

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Information.

(c)                                  The obligations of the receiving party under Section 8(b) shall not apply to the extent that the receiving patty can demonstrate that certain Confidential Information:  (i) was generally available to the public prior to the time of its disclosure under this Agreement; (ii) was generally available to the public after the time of its disclosure under this Agreement through means other than an unauthorized disclosure resulting from an act or omissions by the receiving party; (iii) was independently developed or discovered by the receiving party without use of the Confidential Information; (iv) is or was disclosed to the receiving party at any time, whether prior to or after the time of its disclosure under this Agreement, by a third party having no fiduciary relationship with the disclosing party and having no obligation or confidentiality with respect to such Confidential Information; or (v) is required to be disclosed to comply with applicable laws or regulations, or with a court or administrative order provided that the disclosing party receives reasonable prior written notice of such disclosure.

9)                                     No Warranty.  THE MATERIALS AND THE DATA ARE BEING SUPPLIED WITH NO WARRANTIES, EXPRESS OR IMPLIED, AND XDX EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT,

10)                              Care in Use of Materials.  CardioDx shall be entitled to rely on the written representations and instructions (if any) of XDx regarding the use, handling, storage, transportation or other disposition or containment of the Materials.

11)                              Limitation of Liability.  IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, OR LOSS OF PROFITS, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.  THE FOREGOING LIMITATIONS SHALL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

12)                              No Conflict.  XDx and CardioDx each represent to the other that this Agreement does not, and during the term of this Agreement, will not conflict with any other right or obligation provided under any other agreement or obligation that it has with any third party.

13)                              Term and Termination.

(a)                                 Term. This Agreement will commence on the Effective Date and remain in effect until terminated in accordance with this Section 13.  At any time after the second anniversary of the Effective Date, either party may terminate this Agreement upon written notice to the other party.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

(b)                                 Termination for Material Breach and Certain Other Events.  Either party may terminate this Agreement immediately by written notice to the other party if the other party materially breaches any of the provisions of this Agreement, and such material breach is not cured within thirty (60) days after written notice thereof to the party in breach.  Either party shall have the right to terminate this Agreement, immediately by written notice to the other party, if the other party:  (i) ceases to carry on its business related to this Agreement; (ii) files or has filed against it a petition under bankruptcy law, a corporate reorganization law or any other law for the relief of debtors or similar law analogous in purpose or effect, and such petition is not resolved in favor of the other party within ninety (90) days after the filing of the same; (iii) makes an assignment for the benefit of creditors; or (iv) enters into liquidation or dissolution proceedings or a receiver is appointed with respect to any of its assets.

(c)                                  Survival.  Sections 2, 5 and 7-14, together with any accrued but unpaid payment obligations, shall survive any termination or expiration of this Agreement.

14)                              General.

(a)                                 Entire Agreement.  This Agreement contains the entire agreement between the parties with respect to the subject matter hereof, and supersedes any prior agreements, negotiations or representations between the parties with respect to the subject matter hereof, whether written or oral.

(b)                                 Modification.  This Agreement may be modified only by a subsequent written agreement signed by the parties.

(c)                                  Severability.  If any provision of this Agreement is held to be unenforceable, the remaining provisions shall continue unaffected.

(d)                                 Waiver.  None of the terms, covenants, and conditions of this Agreement can or will be waived except by the written consent of the party waiving compliance.

(e)                                  Agency.  The parties do not intend that any agency or partnership relationship be created between them by this Agreement.

(f)                                   Assignment.  This Agreement, and any rights or obligations hereunder, may not be assigned, transferred or delegated in whole or in part by either party, except with the other party’s express written approval; provided, however, that no consent shall be required for any assignment in connection with a merger, acquisition, reorganization or transfer of all or substantially all of the stock, assets or business to which this Agreement relates.

(g)                                  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California, U.S.A. applicable to contracts

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

entered into and wholly to be performed within the State of California by California residents (regardless of the choice of law principles of California or any other jurisdiction).  Each party hereby consents to the exclusive jurisdiction of the state and federal courts located in Santa Clara County, California, with respect to any dispute arising out of or relating to this Agreement.

(h)                                 Notices.  Any notice required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery, five business days after deposit if sent by certified mail, postage prepaid, return receipt requested, or the day after delivery to a recognized overnight courier, to the following addresses:

If to CardioDx:

CardioDx
3183 Porter Drive
Palo Alto, CA 94304

Attention: President and Chief Executive Officer

If to XDx:

750 Gateway Boulevard
South San Francisco, CA 94080

Attention: President and Chief Executive Officer

[signature page follows]

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed below.

CardioDx, Inc.		XDx, Inc.

By:	/s/ David Levison	By:	/s/ Pierre G. Cassigneul
	(Signature)		(Signature)

	David Levison		Pierre G. Cassigneul
	(Printed Name)		(Printed Name)

	President & CEO		CEO, President
	(Title)		(Title)

	7-5-05		6/24/2005
	(Date)		(Date)

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit A

Materials to be Transferred

Sample ID	Date Requested	Capillary Electrophoresis to be Performed (Yes/No)	Service Fee
17-0001	7/14/05	Yes	[… * …]
17-0002	7/14/05	Yes	[… * …]
17-0004	7/14/05	Yes	[… * …]
17-0005	7/14/05	Yes	[… * …]
17-0007	7/14/05	Yes	[… * …]
17-0008	7/14/05	Yes	[… * …]
17-0012	7/14/05	Yes	[… * …]
17-0013	7/14/05	Yes	[… * …]
17-0016	7/14/05	Yes	[… * …]
17-0018	7/14/05	Yes	[… * …]
17-0020	7/14/05	Yes	[… * …]
17-0021	7/14/05	Yes	[… * …]
17-0027	7/14/05	Yes	[… * …]
17-0030	7/14/05	Yes	[… * …]
17-0031	7/14/05	Yes	[… * …]
17-0032	7/14/05	Yes	[… * …]
17-0033	7/14/05	Yes	[… * …]
17-0034	7/14/05	Yes	[… * …]
17-0037	7/14/05	Yes	[… * …]
17-0040	7/14/05	Yes	[… * …]
17-0041	7/14/05	Yes	[… * …]
17-0048	7/14/05	Yes	[… * …]
17-0050	7/14/05	Yes	[… * …]
17-0051	7/14/05	Yes	[… * …]
17-0057	7/14/05	Yes	[… * …]
17-0058	7/14/05	Yes	[… * …]
17-0061	7/14/05	Yes	[… * …]
17-0062	7/14/05	Yes	[… * …]
17-0064	7/14/05	Yes	[… * …]
17-0065	7/14/05	Yes	[… * …]
17-0066	7/14/05	Yes	[… * …]
17-0069	7/14/05	Yes	[… * …]
17-0071	7/14/05	Yes	[… * …]
17-0074	7/14/05	Yes	[… * …]
17-0075	7/14/05	Yes	[… * …]

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

17-0077	7/14/05	Yes	[… * …]
17-0083	7/14/05	Yes	[… * …]
17-0087	7/14/05	Yes	[… * …]
17-0093	7/14/05	Yes	[… * …]
17-0094	7/14/05	Yes	[… * …]
17-0095	7/14/05	Yes	[… * …]
17-0627	7/14/05	Yes	[… * …]
17-0629	7/14/05	Yes	[… * …]
17-0630	7/14/05	Yes	[… * …]
17-0635	7/14/05	Yes	[… * …]
17-0640	7/14/05	Yes	[… * …]
17-0644	7/14/05	Yes	[… * …]
17-0645	7/14/05	Yes	[… * …]
17-0647	7/14/05	Yes	[… * …]
17-0648	7/14/05	Yes	[… * …]
17-0650	7/14/05	Yes	[… * …]
17-0652	7/14/05	Yes	[… * …]
17-0653	7/14/05	Yes	[… * …]
17-0655	7/14/05	Yes	[… * …]
17-0657	7/14/05	Yes	[… * …]
17-0658	7/14/05	Yes	[… * …]
17-0660	7/14/05	Yes	[… * …]
17-0661	7/14/05	Yes	[… * …]
17-0662	7/14/05	Yes	[… * …]
17-0670	7/14/05	Yes	[… * …]
17-0672	7/14/05	Yes	[… * …]
17-0673	7/14/05	Yes	[… * …]
17-0674	7/14/05	Yes	[… * …]
17-0675	7/14/05	Yes	[… * …]
17-0679	7/14/05	Yes	[… * …]
17-0680	7/14/05	Yes	[… * …]
17-0681	7/14/05	Yes	[… * …]
17-0683	7/14/05	Yes	[… * …]
17-0685	7/14/05	Yes	[… * …]
17-0686	7/14/05	Yes	[… * …]
17-0689	7/14/05	Yes	[… * …]
17-0691	7/14/05	Yes	[… * …]
17-0692	7/14/05	Yes	[… * …]
17-0693	7/14/05	Yes	[… * …]
17-0697	7/7/05	Yes	[… * …]
17-0702	7/7/05	Yes	[… * …]
17-0703	7/7/05	Yes	[… * …]

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

17-0706	7/7/05	Yes	[… * …]
17-0707	7/14/05	Yes	[… * …]
17-0708	7/7/05	Yes	[… * …]
17-0709	7/7/05	Yes	[… * …]
17-0711	7/7/05	Yes	[… * …]
17-0714	7/7/05	Yes	[… * …]
17-0715	7/14/05	Yes	[… * …]
17-0719	7/14/05	Yes	[… * …]
17-0726	7/7/05	Yes	[… * …]
17-0730	7/14/05	Yes	[… * …]
17-0731	7/7/05	Yes	[… * …]
17-0732	7/7/05	Yes	[… * …]
17-0733	7/7/05	Yes	[… * …]
17-0734	7/14/05	Yes	[… * …]
17-0735	7/7105	Yes	[… * …]
17-0737	7/14/05	Yes	[… * …]
17-0741	7/14/05	Yes	[… * …]
17-0747	7/14/05	Yes	[… * …]
17-0748	7/14/05	Yes	[… * …]
17-0749	7/7/05	Yes	[… * …]
17-0750	7/14/05	Yes	[… * …]
17-0752	7/14/05	Yes	[… * …]
17-0753	7/14/05	Yes	[… * …]
17-0755	7/14/05	Yes	[… * …]
17-0756	7/14/05	Yes	[… * …]
17-0758	7/14/05	Yes	[… * …]
17-0759	7/14/05	Yes	[… * …]
17-0765	7/14/05	Yes	[… * …]
17-0767	7/14/05	Yes	[… * …]
17-0768	7/14/05	Yes	[… * …]
17-0775	7/14/05	Yes	[… * …]
17-0776	7/14/05	Yes	[… * …]
17-0777	7/14/05	Yes	[… * …]
17-0783	7/14/05	Yes	[… * …]
17-0784	7/14/05	Yes	[… * …]
17-0785	7/14/05	Yes	[… * …]
17 0787	7/14/05	Yes	[… * …]
17-0790	7/14/05	Yes	[… * …]
17-0791	7/14/05	Yes	[… * …]
17-0792	7/14/05	Yes	[… * …]
17-0793	7/7/05	Yes	[… * …]
17-0796	7/14/05	Yes	[… * …]

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

17-0802	7/14/05	Yes	[… * …]
17-0804	7/14/05	Yes	[… * …]
17-0805	7/14/05	Yes	[… * …]
17-0810	7/14/05	Yes	[… * …]
17-0811	7/14/05	Yes	[… * …]
17-0812	7/14/05	Yes	[… * …]
17-0813	7/14/05	Yes	[… * …]
17-0818	7/14/05	Yes	[… * …]
17-0820	7/14/05	Yes	[… * …]
17-0822	7/7/05	Yes	[… * …]
17-0823	7/14/05	Yes	[… * …]
17-0826	7/14/05	Yes	[… * …]
17-0827	7/14/05	Yes	[… * …]
17-0828	7/14/05	Yes	[… * …]
17-0829	7/14/05	Yes	[… * …]
17-0830	7/14/05	Yes	[… * …]
17-0831	7/7/05	Yes	[… * …]
17-0832	7/14/05	Yes	[… * …]
17-0833	7/14/05	Yes	[… * …]
17-0836	7/14/05	Yes	[… * …]
17-0840	7/14/05	Yes	[… * …]
17-0841	7/14/05	Yes	[… * …]
17-0842	7/14/05	Yes	[… * …]
17-0848	7/14/05	Yes	[… * …]
17-0850	7/14/05	Yes	[… * …]
17-0851	7/14/05	Yes	[… * …]
17-0854	7/14/05	Yes	[… * …]
17-0856	7/14/05	Yes	[… * …]
17-0857	7/14/05	Yes	[… * …]
17-0860	7/14/05	Yes	[… * …]
17-0862	7/14/05	Yes	[… * …]
17-0863	7/14/05	Yes	[… * …]
17-0864	7/14/05	Yes	[… * …]
17-0869	7/14/05	Yes	[… * …]
17-0870	7/14/05	Yes	[… * …]
17-0872	7/14/05	Yes	[… * …]
17-0873	7/14/05	Yes	[… * …]
17-0874	7/14/05	Yes	[… * …]
17-0875	7/14/05	Yes	[… * …]
17-0876	7/14/05	Yes	[… * …]
17-0877	7/14/05	Yes	[… * …]
17-0878	7/14/05	Yes	[… * …]

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

17-0881	7/14/05	Yes	[… * …]
17-0883	7/7/05	Yes	[… * …]
17-0886	7/14/05	Yes	[… * …]
17-0889	7/14/05	Yes	[… * …]
17-0890	7/7/05	Yes	[… * …]
17-0892	7/14/05	Yes	[… * …]
17-0897	7/14/05	Yes	[… * …]
17-0899	7/14/05	Yes	[… * …]
17-0903	7/14/05	Yes	[… * …]
17-0904	7/14/05	Yes	[… * …]
17-0905	7/7/05	Yes	[… * …]
17-0907	7/14/05	Yes	[… * …]
17-0908	7/14/05	Yes	[… * …]
17-0909	7/14/05	Yes	[… * …]
170910	7/14/05	Yes	[… * …]
17-0915	7/14/05	Yes	[… * …]
17-0917	7/14/05	Yes	[… * …]
17-0920	7/14/05	Yes	[… * …]
17-0921	7/14/05	Yes	[… * …]
17-0923	7/14/05	Yes	[… * …]
17-0924	7/14/05	Yes	[… * …]
17-0925	7/14/05	Yes	[… * …]
17-0929	7/14/05	Yes	[… * …]
17-0933	7/14/05	Yes	[… * …]
17-0939	7/14/05	Yes	[… * …]
17-0940	7/14/05	Yes	[… * …]
17-0943	7/14/05	Yes	[… * …]
17-0944	7/14/05	Yes	[… * …]
17-0947	7/14/05	Yes	[… * …]
17-0948	7/14/05	Yes	[… * …]
17-0950	7/14/05	Yes	[… * …]
17-0951	7/14/05	Yes	[… * …]
17-0954	7/14/05	Yes	[… * …]
17-0956	7/14/05	Yes	[… * …]
17-0957	7/14/05	Yes	[… * …]
17-0958	7/14/05	Yes	[… * …]
17-0960	7/14/05	Yes	[… * …]
17-0962	7/14/05	Yes	[… * …]
17-0963	7/14/05	Yes	[… * …]
17-0967	7/14/05	Yes	[… * …]
17-0970	7/14/05	Yes	[… * …]
17-0976	7/14/05	Yes	[… * …]

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

17-0978	7/14/05	Yes	[… * …]
17-0979	7/14/05	Yes	[… * …]
17-0980	7/14/05	Yes	[… * …]
17-0985	7/14/05	Yes	[… * …]
17-0989	7/14/05	Yes	[… * …]
17-0993	7/14/05	Yes	[… * …]
17-0994	7/14/05	Yes	[… * …]
17-0998	7/14/05	Yes	[… * …]
17-1002	7/14/05	Yes	[… * …]
17-1005	7/14/05	Yes	[… * …]
17-1008	7/14/05	Yes	[… * …]
17-1013	7/14/05	Yes	[… * …]
17-1016	7/14/05	Yes	[… * …]
17-1019	7/14/05	Yes	[… * …]
17-1022	7/14/05	Yes	[… * …]
17-1029	7/14/05	Yes	[… * …]
17-1031	7/14/05	Yes	[… * …]
17-1035	7/14/05	Yes	[… * …]
17-1036	7/14/05	Yes	[… * …]
17-1038	7/14/05	Yes	[… * …]
17-1041	7/14/05	Yes	[… * …]
17-1042	7/14/05	Yes	[… * …]
17-1047	7/14/05	Yes	[… * …]
17-1050	7/14/05	Yes	[… * …]
17-1051	7/14/05	Yes	[… * …]
17-1052	7/14/05	Yes	[… * …]
17-1054	7/14/05	Yes	[… * …]
17-1055	7/14/05	Yes	[… * …]
17-1056	7/14/05	Yes	[… * …]
17-1063	7/14/05	Yes	[… * …]
17-1068	7/14/05	Yes	[… * …]
17-1069	7/14/05	Yes	[… * …]
17-1073	7/14/05	Yes	[… * …]
17-1074	7/14/05	Yes	[… * …]
17-1075	7/14/05	Yes	[… * …]
17-1076	7/14/05	Yes	[… * …]
17-1077	7/14/05	Yes	[… * …]
17-1083	7/14/05	Yes	[… * …]
17-1086	7/14/05	Yes	[… * …]

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit B

CardioDx RNA Specifications

Amount of extracted RNA to be transferred:  5 µg per Sample

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.